April 2011
April 2011 Marketing
Exhibit 99

April 2011

Important Note to Investors
James P. Torgerson
President and Chief Executive Officer
Susan E. Allen
Vice President Investor Relations
Safe Harbor Provision

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL
Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut Natural Gas
Corporation and The Berkshire Gas Company. Such risks and uncertainties with respect to UIL Holdings’ recent acquisition of The
Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company include, but are not limited to, the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

April 2011
3

UIL - Corporate Structure, Service Areas
› Service territory: 335 sq
 miles
› ~325,000 customers
› 1,095 employees
› Allowed Distribution ROE
 of 8.75%
› Earned ’10 Transmission
 ROE (composite) of 12.5%
› 50% interest in GenConn
 Energy LLC
The United Illuminating
Company (UI)
Note: (1) Includes 10 basis point penalty reduction. Previously authorized 10.0% & 10.1% at SCG & CNG respectively, in effect pending approval of settlement agreement.
UIL Holdings
Corporation
Service Area Key
SCG
CNG
UI
Berkshire
Overlapping Territory
› Service territory: 716 sq
 miles - Greater Hartford-
 New Britain & Greenwich
› ~160,000 customers
› 319 employees
› 2,011 miles of mains with
 ~124,000 services
Connecticut Natural Gas
(CNG)
› Service territory: 738 sq
 miles in Western MA
 including Pittsfield and
 North Adams
› ~36,000 customers
› 120 employees
› 738 miles of mains
› Allowed ROE of 10.50%
Berkshire Gas Company
(Berkshire)
› Service territory: 512 sq
 miles from Westport, CT to
 Old Saybrook, CT
› ~178,000 customers
› 290 employees
› 2,269 miles of mains with
 ~131,000 services
Southern Connecticut Gas
(SCG)

April 2011

Investment Highlights
Attractive Dividend
(5.7% Yield)(2)
› Current annual dividend of $1.728 per share
› Core regulated earnings combined with the enhanced cash flow and expected earnings per share accretion from the acquisition provide continued support for UIL’s dividend
Visible Regulated
Growth
Opportunities
› Approximately $2.1B of regulated electric capital investment in The United Illuminating
 Company (UI) 10-year plan(1)
 » Includes $0.6B of highly attractive transmission projects
Strong Balance Sheet
› Maintenance of investment grade credit ratings is an important objective
› Expect no need for external equity for at least the next 3 years
FERC-Regulated
Electric
Transmission
› 2010 earned composite return on equity of 12.5%
› Proven ability to partner reaching beyond service territory
› New England renewable portfolio standards driving need for major transmission build
Attractive Regulated
Electric and Gas
Utility
› Proven ability to earn allowed electric returns
› Highly experienced with Connecticut regulatory proceedings
› Constructive long-term rate plan for Berkshire in Massachusetts
Notes: (1) As of ’10 EEI Financial conference. The updated annual long-term capital spending update will be presented at the Fall ‘11 EEI Financial conference.
(2) As of 3/31/11.

April 2011

2010 Accomplishments/Milestones
 ✓ 13% increase in 2010 net income, excluding acquisition & transition related activities, compared to 2009
 ✓ Transformative gas companies acquisition completed within six months of announcement
 ✓ GenConn Devon became operational
 ✓ GenConn Middletown - 97.5% complete as 3/31/11
 ✓ Investing in Connecticut portion of New England East West Solution projects
 ✓ Executing on 10-year capital expenditure plan - driving long-term earnings growth

April 2011

Gas Company Integration
Closed on acquisition of Southern Connecticut Gas, Connecticut Natural
Gas and Berkshire Gas Company on November 16, 2010
Working diligently internalizing the Transition Services Agreement (TSA)
 › Support services such as IT, Finance and Human Resources provided by
 Iberdrola, USA (IUSA) with the ability to terminate any service given 90 days notice
Integration activities are well underway
 › Implementation of these initiatives is expected to continue through this year with most completed before 2012
2012 savings opportunities - identified & quantified
 › IUSA 2009 allocated corporate overheads, support costs and shared services totaled $23M
 » $11.6M of expected savings to be in place in 2012
UIL Becomes A Stronger, More Diverse Energy Company

April 2011

2012 Shared Services Identified Savings
Expected $11.6M of Identified Savings
net

April 2011

 › No current DPUC schedule
 › Continued until final decision on pilot to be
 made as part of UI’s ’10 rate year decoupling
 filing
 › Approximately $1.3M owed to customers for
 the 2010 rate year
Regulatory Update
 › DPUC docket opened 12/28/10
 › Pending at the CT Supreme Court
 › Previous allowed returns in effect pending
 appeals - SCG 10%, CNG 10.1%

SCG Potential Overearnings
Generic ROE Proceeding
UI Electric Decoupling
SCG/CNG Rate Case Appeals
 › Potential for UI to file distribution rate case for rates in effect in 2012 to reflect significant investments in distribution infrastructure
On 3/24/11, SCG, CNG & the Office of Consumer Counsel
filed a motion with the DPUC to reopen SCG & CNG rate
cases for the purposes of reviewing and approving a
settlement agreement. If approved, the settlement would,
among other things;
› resolve all pending issues - SCG & CNG rate cases
› terminate SCG potential overearnings investigation

April 2011

2011 Capex Update
($ millions)
The annual long-term capital spending update will be presented at the Fall EEI
Financial conference
Central Facility
New business main & services,
system improvements, fleet, IT
Capital costs relating to the
integration of the gas companies,
mainly IT-related
Major Variance Explanations
* 2010 Gas distribution CapEx reflects the full year amount; UIL ownership was for 6 weeks effective with the closing on the acquisition.
Amounts may not add due to rounding.

April 2011

2011 Electric Distribution & Transmission Capex Detail
Electric transmission investments
Electric distribution investments
31%
12%
26%
11%
50%
19%
27%
4%
20%

April 2011

2011 Gas Distribution Capex Detail
Gas distribution investments
47%
22%
12%
8%
8%
3%

April 2011

Examples of Current Distribution Projects
Central Facility - UI Office &
Operations Building
Splice Chamber Remediation
Paper Insulated Lead Cable (PILC)
Replacement
Distribution Transformer Replacement
Program
› Consolidate all UI “Work Centers” onto a single
 site referred to as the Central Facility
› Under construction
› Planned in-service
 2012
~ $115M*
› Rebuild deteriorated underground splicing chambers
› Under construction
› Annual program
 over 10 years
~ $7M per year
› Under construction
› Annual program
 over 10 years
~ $3M per year
› Infrastructure program to replace transformers due
 to poor physical condition, inadequate capacity,
 and/or contain unacceptable levels of PCB's
› Under construction
› Annual program over
 10 years
~ $7M per year
* Dollars shown are rounded/approximate expected total project CapEx (generally including both spend to date and future expected spend).

April 2011

Near-term Electric Transmission Reliability Upgrades
Grand Avenue 115 kV Switching
Station Rebuild
New Shelton 115/ 13.8 kV
Substation
New Union Avenue 115/ 26.4 kV
Substation
East Shore 115 kV Substation Upgrades
› Addresses short circuit capability issues and
 aged/obsolete infrastructure
› Under construction
› Planned in-service
 2012
~ $60M*
› Meets Greater Shelton area load growth
› In Planning
› Planned in-service
 2015
~ $20M*
› In engineering
› Planned in-service
 2012
~ $15M*
› Addresses infrastructure condition, maintenance
 short circuit capability concerns
› Phased upgrades,
 in engineering and
 construction
› Planned in-service
 2011-2013
~ $25M*
* Dollars shown are rounded/approximate expected total project CapEx (generally including both spend to date and future expected spend); excluding AFUDC.

April 2011

UI Transmission - NEEWS Investment
UI Participation in CL&P Project:
 › UI’s portion of investment: greater of
 $60M or 8.4% of CL&P’s costs for the
 CT portions …
 › 8.4% currently estimated at
 approximately $69M (increased from
 original estimate of $60M)
 › First deposit made in December 2010
UI’s anticipated investment increased from $60M to $69M
Refreshed UI Investment Amounts and Timeline:
($ millions)
Potential UI Investment*
2010A
2011P
2012P
2013P
2014P
2015P
2016P
Total
Current Projection
7
$

3
$

9
$

8
$

12
$

23
$

7
$

69
$

Previous Projection
-
$

10
$

9
$

8
$

12
$

23
$

7
$

69
$

Difference
* Based on NU's latest projection of UI's Investment in CL&P's portion of the NEEWS Projects.

April 2011

Renewable-Enabling Transmission

Collaborative effort: UI, NU, NSTAR and NGrid …
to research / identify the most economical means of satisfying future RPS obligations
Significant Region-Wide Need:
 › RPS requirement > 3x current
 available renewables*
 › CT requirement is > UI’s entire load
 › Gap will be filled by renewables
 remote from load
N.E. Governors’ Blueprint:
 › Significant transmission build-out
 indicated
 › Potential $7 to $10B range - could be
 higher or lower to satisfy a 4,000 to
 12,000 MW need
 › Cost to New England likely much less
 than Midwestern wind
Potential Solutions Under Study
 › Need will likely be satisfied by a portfolio
 of projects
 › One promising example is shown below
* From ISO-NE presentation dated 5/15/09 - driven by 2008 data.
Vast majority of
potential onshore
renewables (wind)
are in northern NE
North-South Interface:
80% of NE electric
load is below this line

April 2011

UI GenConn Energy
Devon Facility
› Operating
› Contractual requirements met on
 9/10/10
Middletown Facility
› 97.5% complete as of 3/31/11
› Expected to be operational in June 2011
50/50 Joint Venture between UI and NRG

April 2011
17

Updated Near-Term Average Rate Base Profile
28%
23%
7%
30%
22%
5%
36%
2%
40%
1%
24%
38%
37%
39%
43%
22%
37%
24%
36%
41%
23%
Electric distribution
CTA
Gas distribution*
Electric transmission

UI’s 50% Share ($M):   2010A  2011P  2012P  2013P  2014P  2015P
Avg. GenConn RB Equivalent:  $ 51  $ 143  $ 174  $ 166  $ 158  $ 150
Avg. Gen Conn Equity “Rate Base” $ 25  $ 72  $ 87  $ 83  $ 79  $ 75
Rate Base (Excluding GenConn Equity Investments):
GenConn Equity Investments:
* 2010 Gas distribution average rate base reflects the full year; UIL ownership was for 6 weeks effective with the closing on the acquisition. For comparability purposes, Gas distribution excludes the impacts of 338(h)(10) election.
Amounts may not add due to rounding.
42%
$2,267

April 2011

Financial Results

April 2011

2010 vs. 2009 Financial Results
$M
Amounts may not add due to rounding.

April 2011

2010 Financial Results - Details
Electric distribution, CTA & other
 › 12% increase in net income compared to ’09
 » Increased operating income due to rate increase effective 1/1/10, partially offset by lower CTA rate base
 » Earnings of $1.2M from UI’s equity investment in GenConn
 » Average earned ROE of 9.18% after sharing
Electric transmission
 › 12% increase in net income compared to ’09
 » Increase in AFUDC coupled with higher rate base
 » Weighted average ROE of 12.5%
Gas distribution
 › Net income of $12.9M from acquisition close (11/17/10 - 12/31/10)
 › Average earned ROEs; SCG 10.62%, CNG 9.19%
 › Net increase of 1.3% in customers in 2010
Acquisition & transition related expenses - $19.3M after-tax
Bonus depreciation effect on ’10 results based on current expectations, ($0.5)-($0.7)
million
EPS dilution from Sept. ’10 equity issuance - $0.33 per share

April 2011

Bonus Depreciation 2010 & 2011*

Efficient use of cash benefits from bonus depreciation
 › Expected pension contributions of $65-$75M to the electric and gas pension plans in 2011
 › Reduces pension costs and increases rate base
Expect no need for external equity for at least the next 3 years
* Based on current expectations
** Related to the tax year
Cash**
Approx.
EPS Impact
2010 estimate
2011 estimate
$70 - $80 million
($0.03) - ($0.05)

April 2011

UI Equity Bridge Loan
UIL Debt retired 2/15/11
Debt Maturity and Liquidity Profile
Liquidity Overview (12/31/10)
Near-Term Debt Maturities
($M)
*
* To be remarketed
Amounts may not add due to rounding.
No
Expect no need for external equity for at least the next 3 years
($M)

April 2011
23

Credit Ratings
Maintenance of investment grade credit ratings is an important objective
Issuer	S&P	Moody’s
UIL Holdings	BBB (Stable)	Baa3 (Stable)
United Illuminating	BBB (Stable)	Baa2 (Stable)
SCG	BBB (Stable)	Baa2 (Stable)
CNG	BBB (Stable)	Baa1 (Stable)
Berkshire	BBB (Stable)	Baa2 (Stable)

April 2011

Assumptions
› Bonus depreciation is expected to have a net impact of ($0.03)-
 ($0.05) per share
› Includes one-time costs for the transition of the gas
 distribution business support services from IUSA, as well as the on-going integration costs
2011 Operational Snapshot
› Integration of all of the regulated businesses with an emphasis on process integration initiatives and best practices
› Exiting the TSA by year-end for vast majority of services
› Positioning to realize half of IUSA’s ‘09 allocated corporate charges of $23M à expected savings of $11.6M in 2012
› Continued focus on management of O&M expenses at each of our regulated businesses
› Execution of capital expenditure plan at each of our regulated businesses
* Bonus depreciation estimate as of 4/6/11

April 2011

Assumptions
› Bonus depreciation is expected to have a net impact of ($0.06)-
 ($0.08) per share
2012 Operational Snapshot
› Integration of all of the regulated businesses with an emphasis on process integration initiatives and best practices
› Completely exiting the TSA
› Continued focus on management of O&M expenses at each of our regulated businesses
› Execution of capital expenditure plan at each of our regulated businesses
* Bonus depreciation estimate as of 4/6/11

April 2011

Closing Remarks
➢ Closed on gas company acquisitions & moving forward with integration activities with 2011 being a transition year
➢ GenConn Devon operational - Middletown expected to be fully operational by
 June 2011
➢ Expecting to earn allowed returns on all regulated businesses on an aggregate basis
➢ Continued management of O&M expenses
➢ Executing on capital expenditure plan - realizing rate base growth
➢ Continue to seek out Transmission opportunities in our service territory and beyond
➢ Expect no need for external equity for at least the next 3 years

April 2011
Q&A

April 2011
Appendix

April 2011

April 2011

UIL Base 2011-2019 CapEx Forecast
* Updated - February 23, 2011
** Per November ’10 EEI presentation. UI base 10-yr (2010-2019) capex forecast, including GenConn - $2.1B.
Amounts may not add due to rounding.

April 2011

Expected Impacts of Bonus Depreciation - 2010 & 2011
Based on Current Expectations

April 2011

Final 338(h)(10) Cash Value
($ Millions)

April 2011

Region-Wide RPS* Obligations
* RPS = Renewable Portfolio Standard.
** From ISO-NE Presentation dated 5/15/09 - driven by 2008 data.
*** From ISO-NE Presentation dated 5/25/10 - “existing” includes RPS obligations through 2009. Total RPS Requirement excludes Vermont renewables, combined heat & power, and energy efficiency obligations.
Region-Wide
Compliance Gap
(v. “existing” renewable resources**)
forecasted/estimated at
~ 18,000GWh
Region-Wide RPS Obligation thru 2020:
› Unlikely to be
 satisfied by
 renewables currently
 in the ISO-NE queue
› Will require
 significant additional
 transmission
Satisfaction will likely require significant new transmission in the region.

April 2011

CT RPS Requirements
Connecticut RPS Requirements
(Percentage of Retail Load)
Class I resources include energy derived from solar, wind, fuel cell, methane gas from landfills, ocean thermal, wave, tidal, run-of-river hydropower (<5MW, began operation after July 1, 2003), sustainable biomass (NOx emission <0.075 lbs/MMBtu of heat input)
Class II resources include other biomass (NOx emission <0.2 lbs/MMBtu of heat input, began operation before July 1,
1998), small run-of-river hydroelectric (<5MW, began operation before July 1, 2003) and municipal solid waste trash-to-
energy facilities

Class III include customer-sited combined heat and power (with operating efficiency >50% of facilities installed after
January 1, 2006), waste heat recovery systems (installed on or after April 1, 2007), electricity savings from conservation and load management programs (began on or after January 1, 2006)